UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2016
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2016-C36
(Central Index Key Number 0001686150)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

C-III Commercial Mortgage LLC
(Central Index Key Number 0001541214)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

The Bancorp Bank

(Central Index Key Number 0001505494)

Basis Real Estate Capital II, LLC
(Central Index Key Number 0001542105)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-10	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2016, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-C36, Commercial Mortgage Pass-Through Certificates, Series 2016-C36. The Certificates represent, in the aggregate, the entire beneficial ownership in the WFCM Commercial Mortgage Securities Trust 2016-C36 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 73 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 98 commercial, multifamily and manufactured housing properties.

The Mortgage Loan identified as “Gurnee Mills” on Exhibit B to the Pooling and Servicing Agreement (the “Gurnee Mills Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Gurnee Mills Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. The Gurnee Mills Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer (the “CSAIL 2016-C7 Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “CSAIL 2016-C7 Special Servicer”), Wilmington Trust, National Association, as trustee (the “CSAIL 2016-C7 Trustee”), Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, relating to the CSAIL 2016-C7 Mortgage Trust securitization transaction into which the related controlling companion loan is deposited.

The Mortgage Loans identified as “101 Hudson Street” on Exhibit B to the Pooling and Servicing Agreement (the “101 Hudson Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “101 Hudson Street Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. The 101 Hudson Street Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2016 and as to which a version is attached hereto as Exhibit 4.2 (the “MSC 2016-BNK2 Mortgage Trust Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, relating to the Morgan Stanley Capital I Trust 2016-BNK2 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the CSAIL 2016-C7 Pooling and Servicing Agreement and MSC 2016-BNK2 Pooling and Servicing Agreement applicable to the servicing of the Gurnee Mills Mortgage Loan and the 101 Hudson Street Mortgage Loan, respectively, are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 3, 2016.

Item 6.02. Change of Servicer or Trustee.

As of November 22, 2016, the Gurnee Mills Whole Loan is being serviced pursuant to the CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1. The special servicer of the Gurnee Mills Whole Loan pursuant to the CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement is Rialto Capital Advisors, LLC, an affiliate of Rialto Mortgage Finance, LLC.

Except as described below, the terms and conditions of the C CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement applicable to the servicing of the Gurnee Mills Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 3, 2016:

•	The CSAIL 2016-C7 Servicer will earn a primary servicing fee with respect to the Gurnee Mills Mortgage Loan that is to be calculated at a rate that is equal to 0.00250% per annum.
•	No party to the CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement will be required to make P&I Advances with respect to the Gurnee Mills Mortgage Loan.
•	The CSAIL 2016-C7 Servicer and, if the CSAIL 2016-C7 Servicer fails to make a property protection advance, the CSAIL 2016-C7 Trustee will be obligated to make property protection advances with respect to the Gurnee Mills Whole Loan. In addition, the CSAIL 2016-C7 Special Servicer may elect in its sole discretion to make a property protection advance in an urgent or emergency situation. If it is determined in accordance with the CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement that a property protection advance made by the CSAIL 2016-C7 Servicer, CSAIL 2016-C7 Special Servicer or CSAIL 2016-C7 Trustee with respect to the Gurnee Mills Whole Loan or the related Mortgaged Property is nonrecoverable, the CSAIL 2016-C7 Servicer, CSAIL 2016-C7 Special Servicer or CSAIL 2016-C7 Trustee will be entitled to be reimbursed (with interest at the prime rate), first from principal collections and then from any other collections. If the CSAIL 2016-C7 Servicer, CSAIL 2016-C7 Special Servicer or CSAIL 2016-C7 Trustee is unable to recover the amounts of a nonrecoverable advance from proceeds of the Gurnee Mills Whole Loan, the CSAIL 2016-C7 Servicer, CSAIL 2016-C7 Special Servicer or CSAIL 2016-C7 Trustee, as applicable, will be permitted to recover such nonrecoverable advance out of general collections from the collection account.

Prospective investors are encouraged to review the full provisions of the CSAIL 2016-C7 Mortgage Trust Pooling and Servicing Agreement, which is attached hereto as Exhibit 4.1.

The CSAIL 2016-C7 Special Servicer

Rialto Capital Advisors, LLC, a Delaware limited liability company (“Rialto”), has been appointed to act as the special servicer for the Gurnee Mills mortgage loan and the related Gurnee Mills companion loan included in the CSAIL 2016-C7 securitization transaction (in such capacity, the "CSAIL 2016-C7 Special Servicer") pursuant to the CSAIL 2016-C7 Pooling and Servicing Agreement. Rialto in

such capacity is expected to initially be responsible for the servicing and administration of the Gurnee Mills mortgage loan and any associated REO property pursuant to the CSAIL 2016-C7 Pooling and Servicing Agreement and in certain circumstances will review, evaluate, process and provide or withhold consent as to certain major decisions, additional decisions and other transactions relating to the Gurnee Mills loan combination. Rialto maintains its principal servicing office at 790 NW 107th Avenue, 4th Floor, Miami, Florida 33172.

Rialto has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. Rialto currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch, a commercial loan special servicer ranking of “Above Average” by S&P and a commercial mortgage special servicer ranking of “MOR CS2” by Morningstar.

Rialto is a wholly-owned subsidiary of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”). RCM is a vertically integrated commercial real estate investment and asset manager and an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B). As of September 30, 2016, RCM was the sponsor of, and certain of its affiliates were investors in, nine private equity funds (collectively, the “Funds”) with an aggregate of approximately $3.8 billion of equity under management and RCM also advised one separately managed account with $400 million of committed capital. Four of such funds are focused on distressed and value-add real estate related investments and commercial mortgage backed securities, three of such funds are focused on investments in commercial mortgage-backed securities and the other two funds and the separately managed account are focused on mezzanine debt and credit investments. To date, RCM has acquired and/or is managing over $7.3 billion of non- and sub-performing real estate assets, representing approximately 10,800 loans. Included in this number are approximately $3 billion in structured transactions with the Federal Deposit Insurance Corporation (“FDIC”). RCM was also a sub-advisor and investor in an approximately $4.6 billion Public-Private Investment Fund with the U.S. Department of the Treasury, which was liquidated in October of 2012.

In addition, RCM has underwritten and purchased, primarily for the Funds, over $4.5 billion in face value of subordinate, newly-originated commercial mortgage-backed securities bonds in 65 different securitizations totaling approximately $71.3 billion in overall transaction size. RCM has the right to appoint the special servicer for each of these transactions.

RCM has over 400 employees and is headquartered in Miami with two other main offices located in New York City and Atlanta. In addition, the asset management platform utilizes seven satellite offices located in Nevada, Arizona, California, Colorado, North Carolina and Florida. It is also supported in local markets by the Lennar infrastructure which provides access to over 6,800 employees across the country’s largest real estate markets.

Rialto has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB. Rialto has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by Rialto for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

Rialto is subject to external and internal audits and reviews. Rialto is subject to Lennar’s internal audit reviews, typically on a semi-annual basis, which focus on specific business areas such as finance, reporting, loan asset management and REO management. Rialto is also subject to external audits as part of the external audit of Lennar and stand-alone audits of the FDIC transactions and the Funds. As part of such external audits, auditors perform test work and review internal controls throughout the year. As a result of this process, Rialto has been determined to be Sarbanes-Oxley compliant.

Rialto maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, Rialto has a formal, documented disaster recovery and business continuity plan which is managed by Lennar’s on-site staff.

As of September 30, 2016, Rialto and its affiliates were actively special servicing approximately 1,000 portfolio loans with a principal balance of approximately $300 million and were responsible for approximately 900 portfolio REO assets with a principal balance of approximately $1 billion.

Rialto is also currently performing special servicing for 70 commercial real estate securitizations. With respect to such securitization transactions, Rialto is administering approximately 5,037 assets with an original principal balance at securitization of approximately $73 billion. The asset pools specially serviced by Rialto include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The table below sets forth information about Rialto’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-

CMBS Pools	As of 12/31/2012	As of 12/31/2013	As of 12/31/2014	As of 12/31/2015	As of 9/30/2016
Number of CMBS Pools Named Special Servicer	16	27	45	59	70
Approximate Aggregate Unpaid Principal Balance(1)	$18.9 billion	$32.4 billion	$49.2 billion	$63.6 billion	$73 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	19	27	28	17	37
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$21 million	$101 million	$126.9 million	$141.9 million	$325 million

(1)	Includes all commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by Rialto.
(2)	Includes only those commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer that are, as of the specified date, specially serviced by Rialto. Does not include any resolutions during the specified year.

In its capacity as the CSAIL 2016-C7 Special Servicer, Rialto will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. Rialto may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that Rialto has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the CSAIL 2016-C7 Pooling and Servicing Agreement.

Rialto does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances Rialto may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of Rialto, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by Rialto in other commercial mortgage-backed securitization pools generally, for which Rialto has developed processes and procedures which materially differ from the processes and procedures employed by Rialto in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of Rialto in the servicing function it will perform under the CSAIL 2016-C7 Pooling and Servicing Agreement for assets of the same type included in such securitization.

No securitization transaction in which Rialto was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of Rialto as special servicer, including as a result of a failure by Rialto to comply with the applicable servicing criteria in connection with any securitization transaction. Rialto has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. Rialto has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which Rialto is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by Rialto in connection with any securitization in which Rialto was acting as special servicer.

Rialto does not believe that its financial condition will have any adverse effect on the performance of its duties under the CSAIL 2016-C7 Pooling and Servicing Agreement, and, accordingly, Rialto believes that its financial condition will not have any material impact on the performance of its duties under the CSAIL 2016-C7 Pooling and Servicing Agreement.

From time to time Rialto is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Rialto does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the CSAIL 2016-C7 Pooling and Servicing Agreement. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against Rialto or of which any of its property is the subject, that are material to the certificateholders.

Rialto occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which Rialto acts as special servicer, Rialto may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Rialto’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace Rialto as the special servicer.

Rialto is an affiliate of Rialto Mortgage Finance, LLC, a sponsor, mortgage loan seller and originator. Rialto and Rialto Mortgage Finance, LLC are also affiliates of the entity that is the initial directing certificateholder under the CSAIL 2016-C7 Pooling and Servicing Agreement.

Neither Rialto nor any of its affiliates has retained any Certificates issued by the Trust or any other economic interest in this securitization as of the closing date or the date hereof. From time to time, Rialto and/or its affiliates may purchase securities, including CMBS certificates. Rialto and/or its affiliates may review the prospectus for this securitization and purchase certificates of this offering in the secondary market. Any such party will have the right to dispose of any such certificates at any time.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement governing the issuance of the CSAIL 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the MSC 2016-BNK2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2016	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement governing the issuance of the CSAIL 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the MSC 2016-BNK2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)